UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 6, 2005

                             CHEVIOT FINANCIAL CORP.
               (Exact Name of Registrant as Specified in Charter)

        Federal                        0-50529                     56-2423750
-----------------------------     ---------------------      -------------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


3723 Glenmore Avenue, Cheviot, Ohio                                45211
------------------------------------                             ----------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (513) 661-0457
                                                     --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

     On July 6, 2005 Cheviot Savings Bank, the wholly-owned subsidiary of Cheviot Financial Corp. adopted the Cheviot Savings Bank Supplemental Life Insurance Plan (the "Plan"). A copy of the Plan is included as Exhibit 10.1.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

               Exhibit No       Description
               10.1             Cheviot Savings Bank Supplemental Insurance Plan

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     CHEVIOT FINANCIAL CORP.



DATE: July 6, 2005                  By:     /s/ Thomas J. Linneman
                                            ------------------------------------
                                            Thomas J. Linneman
                                            President and Chief Executive
                                            Director and Officer